Aristotle/Saul Opportunity Fund
Class I: ARSOX
A series of the Investment Managers Series Trust

Supplement dated September 28, 2012
to the Summary Prospectus dated April 2, 2012 and Prospectus dated March 30, 2012

Aristotle Capital Management, LLC (the “Advisor”) has agreed to extend its voluntary agreement to limit the Fund’s total annual fund operating expenses to 0.85% of the Fund’s average daily net assets through March 31, 2013.  Accordingly, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

•	Footnote 2 to the “Fees and Expenses” table on page 1 of the Fund’s Summary Prospectus and Prospectus is replaced with the following:

2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of Class I shares of the Fund.  This agreement is in effect until April 30, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

•	The second paragraph under “Fund Expenses” on page 12 of the Fund’s Prospectus is replaced with the following paragraph:

The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short sales, brokerage commissions, front-end or contingent deferred loads, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I shares of the Fund.  This agreement is effective until April 30, 2013, and may be terminated only by the Board of Trustees.  The Advisor also agreed to voluntarily waive a portion of its fees and/or to reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85% of the average daily net assets of Class I shares of the Fund during the Fund’s initial 12 months of operations (through March 31, 2013) and the Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Please retain this Prospectus Supplement with your records.